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                                                                      EXHIBIT 32

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Simon Worldwide, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the officers' knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ George G. Golleher
                                             ---------------------------
                                             George G. Golleher
                                             Executive Committee Member
                                             April 1, 2005

                                             /s/ J. Anthony Kouba
                                             ---------------------------
                                             J. Anthony Kouba
                                             Executive Committee Member
                                             April 1, 2005

                                             /s/ Greg Mays
                                             ---------------------------
                                             Greg Mays
                                             Principal Financial Officer
                                             April 1, 2005